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                                                                    EXHIBIT 10.3


            ANALOG DEVICES BV (IRELAND) EMPLOYEE STOCK OPTION PROGRAM

1.    DEFINITIONS

1.1. In these Rules the following words and expressions shall have the following meanings :

      "Act"                         the Taxes Consolidation Act, 1997,

      "Adoption Date"               the date on which the Scheme is adopted by
                                    the Board,

      "Analog Devices, Inc.         the stock option plan adopted by the board
      1998 Stock Option Plan        of directors of Analog Devices, Inc. and
                                    approved by the stockholders of Analog
                                    Devices, Inc. on 15th January, 1998 and 10th
                                    March, 1998 respectively,

      "Base Pay"                    the remuneration of an Eligible Employee for
                                    a Year of Assessment including shift
                                    differentials, paid holidays and sick leave but excluding overtime and any other fluctuating emoluments,

      "Board" the Board of Directors of the Company or, except in Rule 10.4, a duly constituted committee thereof,

      "Company"                     Analog Devices BV

      "Control"                     has the meaning assigned to it in section
                                    432 of the Act,

      "Date of Grant"               the date on which an Option is granted,

      "Date of Exercise"            the date on which an Option is exercised,

      "Directors"                   the directors for the time being of the
                                    Company,

      "Eligible Employee"           every person, subject to Rule 6, who on the
                                    Date of Grant and on the Date of Exercise;

                                    (a) is an employee of the Company or a
                                    Participating Company, or
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                                    (b) is a full-time director of the Company
                                    or a Participating Company and

                                    (c) is chargeable to tax under Schedule E in respect of that employment,

                                    PROVIDED that no person shall be an Eligible
                                    Employee if that person is ineligible to participate in the Scheme by virtue of paragraph 7, Schedule 12C, to the Act,

      "Market Value"                the composite closing price of the common
                                    stock of Analog Devices, Inc. on the New
                                    York Stock Exchange as reported in The Wall
                                    Street Journal on the Date of Grant",

      "Key Director"                a full-time director of the Company whose
                                    specialist skills, qualifications and
                                    relevant experience are vital to the future success of the Company and is so certified to the Revenue Commissioners by the Company,

      "Key Employee"                an employee of the Company whose specialist
                                    skills, qualifications and relevant
                                    experience are vital to the future success of the Company and is so certified to the Revenue Commissioners by the Company,

      "Option" a right to acquire Shares granted in accordance with the Rules of the Scheme,

      "Option"                      a document evidencing the option in such
      Agreement"                    form as the Board shall determine and which
                                    has been agreed in writing with the Revenue
                                    Commissioners,

      "Option Holder"               an individual to whom an Option has been
                                    granted (including where the context
                                    permits, the legal personal representatives of a deceased Option Holder),

      "Participating Company"       Any Irish resident company under the Control
                                    of Analog Devices BV,
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      "Rules"                       the rules of the Scheme as amended from time
                                    to time,

      "the Scheme"                  means the Analog Devices BV (Ireland)
                                    Employee Stock Option Program constituted and governed by these Rules as from time to time amended,

      "Shares" fully paid up shares of common stock $.016-2/3 par value of Analog Devices Inc. which comply with the provisions of paragraphs 11 to 16, of Schedule 12C, to the Act,

      "Subscription Price"          the price at which each Share subject to an
                                    Option may be acquired on the exercise of that Option, being, subject to Rule 5.1, the Market Value of a Share, on the day that the Option was granted,

      "Vesting Date"                the second anniversary of the Date of Grant

      "Year of Assessment"          has the meaning assigned to it by section 2
                                    of the Act.

1.2. Words importing the singular shall include the plural, and vice versa, and words importing the masculine shall include the feminine.

1.3. Any reference to any statute (or a particular Part, Chapter or Section thereof) shall mean and include any statutory modification or re-enactment thereof for the time being in force, and any regulations made thereunder.

2.    THE SCHEME

2.1 This Scheme is subject to the rules of the Analog Devices, Inc. 1998 Stock Option Plan and is a sub-scheme of the Analog Devices, Inc. 1998 Stock Option Plan.

2.2 In the event of any difference between the rules of the Analog Devices, Inc. 1998 Stock Option Plan and the Rules of the Scheme, the Rules of the Scheme shall prevail.
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3.    GRANT OF OPTIONS

3.1. The Board may, at any time following the Adoption Date, grant Options to each Eligible Employee to purchase Shares at the Subscription Price.

3.2. Subject to Rules 3.2.1, 3.2.2, 3.2.3, 3.3, 3.4, and 4, the form manner and timing of the grant of Options, any terms and conditions attaching to the grant of Options and the basis on which the number of Shares over which an individual shall be granted an Option shall be at the absolute discretion of the Board,

      PROVIDED that not less than 70% of the total number of Shares over which Options are granted by the Board in any Year of Assessment shall be granted to Eligible Employees (excluding Key Directors and Key Employees).

      3.2.1. The form, manner and timing, any terms and conditions and the basis on which the number of Shares over which any individual shall be granted an Option shall be the same for all Eligible Employees, (excluding, at the discretion of the Board, Key Directors and Key Employees).

      3.2.2. The basis upon which the number of Shares over which Eligible Employees are granted Options (excluding, at the discretion of the Board, Key Directors and Key Employees) shall be determined in accordance with Rule 4 below.

      3.2.3. Key Directors and Key Employees who are granted Options pursuant to Rule 3.3 shall not be granted Options pursuant to this Rule 3.2.

3.3. A maximum amount not exceeding 30% of the total number of Shares in respect of which Options have been granted to all Eligible Employees (including Key Directors and Key Employees) participating in the Scheme shall be available for grant by the Board to Key Directors and Key Employees in any Year of Assessment.

3.4. As soon as possible after Options have been granted the Board shall issue an Option Agreement in respect of each Option.

3.5. No Option may be transferred, assigned or charged, and any purported transfer, assignment or charge shall cause the Option to lapse forthwith. Each Option Agreement shall carry a statement to this effect.
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4.    CALCULATION OF ENTITLEMENT

4.1. Subject to Rule 3.2.1 the number of Shares over which an Option is granted to each Eligible Employee on each Date of Grant shall be such an amount as the Board shall determine, expressed as 10% of Base Pay converted to US dollars at the exchange rate prevailing at the Date of Grant, divided by the Market Value of a Share on the Date of Grant.

            Provided that if an Eligible Employee's Base Pay converted to U.S. dollars at the exchange rate prevailing at the Date of Grant exceeds US$250,000 the number of Shares over which an Option is granted to such Eligible Employee on the Date of Grant shall be expressed as 10% of US$250,000, divided by the Market Value of a Share on the Date of Grant.

5.    STOCK SPLITS ETC.

5.1 In the event of any stock split, reverse stock split, stock dividend, recapitalisation, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Shares other than a normal cash dividend, then the number and class of Shares and the Subscription Price of a Share subject to an Option shall be appropriately adjusted by the Company to the extent the Board shall determine, in good faith, is appropriate and necessary

      Provided that no such adjustment to the Subscription Price shall be made without the prior written approval of the Revenue Commissioners and

      Provided also that following such adjustment the Shares shall continue to satisfy the conditions specified in paragraphs 12 to 16 inclusive,
      Schedule 12C, to the Act.

5.2 Except on the occurrence of an event listed at Rule 5.1 no adjustment shall be made to the Subscription Price of a Share subject to an Option.

6.    EXERCISE OF OPTIONS

6.1. Subject to Rules 6.3, 6.4, 6.5 and 6.6, any Option which has not lapsed may be exercised in whole or in part at any time following the earliest of the following events;

i. the Vesting Date

ii. the death of the Option Holder.
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6.2.  Subject to Rules 6.3, 6.4, 6.5 and 6.6, an Option shall lapse on the earliest of the following events;

i. the tenth anniversary of the Date of Grant

ii. the first anniversary of the Option Holder's death

6.3 If the Company or a Participating Company terminates the employment of an Eligible Employee for cause all his Options shall lapse on termination.

6.4 If an Eligible Employee leaves the employment of the Company or a Participating Company of his own accord then:

i. any Options which cannot be exercised due to the provisions of Rule 6.1 shall lapse, and

ii.   all or any part of any Options capable of exercise in accordance with Rule
      6.1 on the last day of his employment with the Company or a Participating Company may be exercised within 90 days of such date.

6.5 If an Eligible Employee leaves the employment of the Company or a Participating Company due to disability or retirement, then all Options which on the last day of his employment are incapable of exercise due to Rule 6.1 shall continue to be exercisable in accordance with the Rules. An Employee is disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. An individual shall not be considered to be disabled unless he furnishes proof of the existence thereof in the form of a doctor's certification. An Eligible Employee has retired if he terminates employment voluntarily after having (i) attained age 62, (ii) completed ten years of service and (iii) prior to termination of employment had completed an orderly transition of his duties and responsibilities. An Eligible Employee has completed 10 years of service if his total period of service with the Company, including service with any Participating Company and service before the Company was acquired by Analog Devices, Inc., equals or exceeds 10 years. Periods when the Eligible Employee is absent from service due to illness, holiday, approved leave of absence or other similar reason shall be treated as periods of service. Service need not be continuous; periods of service shall be aggregated.

6.6 If an Eligible Employee leaves the employment of the Company or a Participating Company due to redundancy, then all Options which on the last day of his employment are incapable of exercise due to Rule 6.1 shall continue to be exercisable in accordance with the Rules, provided that any such Option must be exercised with
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      90 days of its Vesting Date. Any Option not exercised within the 90 day period aforesaid shall lapse.

7.    TAKE-OVERS

7.1.  If a company (in this Rule referred to as "the Acquiring Company") -

      obtains Control of Analog Devices Inc. as a result of making a general offer to;

            (i) acquire the whole of the issued ordinary share capital of Analog Devices Inc. which is made on condition such that if it is satisfied the person making the offer will have Control of Analog Devices, Inc., or

            (ii) acquire all the shares in Analog Devices, Inc. which are of the same class as the scheme Shares the Option Holder may with the agreement of the Acquiring Company within the "appropriate period" referred to in Rule 7.2 release each Subsisting Option ("the Old Option") in consideration of the grant of a new option ("the New Option") which satisfies the conditions that it

i. is over shares in the Acquiring Company or some other company falling within sub-paragraphs (b) or (c) of paragraph 12, Schedule 12C, to the Act, which satisfy the conditions specified in paragraphs 12 to 16 inclusive, Schedule 12C, to the Act;

ii. is a right to acquire such number of such Shares as has on acquisition of the New Option an aggregate Market Value equal to the aggregate Market Value of the Shares subject to the Old Option on its release;

iii. has a Subscription Price per share such that the aggregate price payable on the complete exercise equals the aggregate price which would have been payable on complete exercise of the Old Option; and

iv.   is otherwise identical in terms to the Old Option.

7.2. The "appropriate period" referred to in Rule 7.1 is 6 months beginning with the time when the person making the offer has obtained Control of Analog Devices, Inc. and any condition subject to which the offer is made is satisfied;

7.3. Where an Option Holder is granted a New Option for release of his Old Option in accordance with Rule 7.1 then;
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(i) the New Option shall be treated as having been acquired at the same time as the Old Option and be exercisable in the same manner as the Old Option,

(ii) the New Option shall be subject to the provisions of the Scheme as it had effect in relation to the Old Option immediately before the release, and

(iii) with effect from the release of the Old Option and the grant of the New Option, the provisions of Rules 6,7,8, and 10 shall, in relation to the New Option be construed as if references to Analog Devices Inc. and to the Shares were references to the Acquiring Company or, as the case may be, to the other company to whose shares the New Options relate, and to the shares in that other company, but references to Participating Company shall continue to be construed as if references to the Company were references to Analog Devices BV.

7.4. For the purposes of this Rule 7 a person shall be deemed to have obtained Control of Analog Devices Inc. if he and others acting in concert with him have together obtained Control of it.

7.5. The exercise of an Option pursuant to the preceding provisions of this Rule 7 shall be subject to the provisions of Rule 8 below.

8.    MANNER OF EXERCISE OF OPTIONS

8.1. No Option shall be exercised by an individual at any time when he is, or by the personal representatives of an individual who at the date of his death was, precluded by paragraph 7, of Schedule 12C, to the Act from participating in the Scheme.

8.2. Subject to Rule 5.1 no Option shall be exercised at any time when the shares which may be thereby acquired are not Shares as defined in Rule 1.1.

8.3 An Option shall be exercised by the Option Holder, or as the case may be, his personal representatives, by

i. by delivering to the Company a written notice of exercise, e-mail or other form of notice approved by the Board and accompanied by the appropriate payment.

8.4. Shares shall be allotted and issued or transferred pursuant to a notice of exercise within thirty days of the date of exercise. Save for any rights determined by reference to a date preceding the date of allotment, such Shares shall rank pari passu with the other Shares of the same class in issue at that date of allotment.
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8.5.  When an Option is exercised only in part, the balance shall remain exercisable on the same terms as originally applied to the whole Option and the terms of the Option Agreement issued with respect to the whole Option shall continue to apply to the unexercised balance. A new Option Agreement shall not be issued.

9.    SALE OF SHARES

9.1. Where an Option Holder disposes of any of the Shares acquired by him on the exercise of an Option granted under the Scheme within a period of three years from the Date of Grant he must notify the Company of any such disposal.

10.   ADMINISTRATION AND AMENDMENT

10.1. The Scheme shall be administered by the Board whose decision on all disputes shall be final.

10.2. The Company may from time to time by resolution of the Board amend these Rules provided that;

i. no amendment shall materially affect an Option Holder as regards an Option granted prior to the amendment being made,

ii. no amendment shall be made which would make the terms on which Options may be granted materially more generous without the prior approval of the Company in general meeting,

iii. no amendment shall be made without the prior written approval of the Revenue Commissioners.

10.3. The costs of establishing and operating the Scheme shall be borne by the Company.

10.4. The Board may establish a committee consisting of not less than three Board members to whom any or all of its powers in relation to the Scheme may be delegated.

10.5 The Board may at any time dissolve the committee, alter its constitution or direct the manner in which it shall act.

10.6. Any notice or other communication under or in connection with the Scheme may be given by the Company either personally or by post and to the Company either personally or by post to the secretary. Items sent by post shall be pre-paid and shall be deemed to have been received seventy two hours after posting.
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10.7. The Company shall at all times ensure that there are available sufficient authorised and unissued Shares to satisfy the exercise to the full extent still possible of all Options which have neither lapsed nor been fully exercised, taking account of any other obligations of the Company to issue unissued Shares.

11.   GENERAL

11.1 These Rules shall be governed by and construed in accordance with the laws of Ireland.

11.2 The Options granted hereunder are not intended to be Incentive Stock Options within the meaning of Section 422 of The US Internal Revenue Code of 1986.

11.3 No Option may be granted under the Scheme after January 14, 2008, but Options previously granted may extend beyond that date.

11.4 These Rules shall not apply to any option granted under any other plan, scheme or similar arrangement.
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                              ANALOG DEVICES, INC.

                               FIRST AMENDMENT TO

         1998 ANALOG DEVICES BV (IRELAND) EMPLOYEE STOCK OPTION PROGRAM

      The Analog Devices BV (Ireland) Employee Stock Option Program (the "Plan"), pursuant to Rule 10.2 thereof, is hereby amended as follows retroactive to June 1, 2001:


      1. That Rule 8.3(ii) of the Plan be and hereby is deleted in its entirety.

      2. That Rule 8.4 of the Plan be and hereby is amended to read as follows:

            8.4. Shares shall be allotted and issued or transferred pursuant to a notice of exercise within thirty days of the date of exercise. Save for any rights determined by reference to a date preceding the date of allotment, such Shares shall rank pari passu with the other Shares of the same class in issue at that date of allotment.

      Approved by the Board of Directors on September 5, 2001.